SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 30, 2003



                             HEALTHSOUTH Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10315                63-0860407
       --------------                 -----------            --------------
       State or Other                 Commission            (I.R.S. Employer
Jurisdiction of Incorporation         File Number)         Identification No.)
      or Organization)


  One HEALTHSOUTH Parkway
    Birmingham, Alabama                                          35243
  -----------------------                                     ----------
   (Address of Principal                                      (Zip Code)
     Executive Offices)

Registrant's Telephone Number,
     Including Area Code:                                   (205) 967-7116

Item 9.  REGULATION FD DISCLOSURE

         On April 30, 2003, representatives of HEALTHSOUTH Corporation will begin providing to physician partners at HEALTHSOUTH's surgery centers the letter attached to this Form 8-K as Exhibit 99, or variations of that letter. We are furnishing the text of this letter pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The information contained in the attached letter is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         Some of the matters discussed in this report (including its exhibit) may constitute forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "seeks", "approximately", "intends", "plans", "estimates" or "anticipates" or the negative thereof or other comparable terminology, or by discussions of strategy, plans or intentions. Without limiting the generality of the preceding statement, all statements in this report concerning or relating to estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are necessarily estimates that involve a number of risks and uncertainties. There can be no assurance that our actual results will not differ materially from the results anticipated in such forward-looking statements. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by us include, but are not limited to, changes in the regulation of the healthcare industry at either or both of the federal and state levels, changes or delays in reimbursement for our services by governmental or private payors, changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services, competitive pressures in the healthcare industry and our response thereto, our ability to obtain and retain favorable arrangements with third-party payors, unanticipated delays in the implementation of our operating strategies, general conditions in the economy and capital markets and other factors which may be identified from time to time in our SEC filings and other public announcements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99. Text of Letter to Physician Partners In Use Beginning April 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 30, 2003.


                                 HEALTHSOUTH CORPORATION


                                 By    /s/  WILLIAM W. HORTON
                                    --------------------------------
                                           William W. Horton
                                       Executive Vice President
                                         and Corporate Counsel